STEIN ROE MIDCAP GROWTH FUND, CLASS S


                        ANNUAL REPORT O SEPTEMBER 30,2001



                          Logo: Stein Roe Mutual Funds

From the President                                            1

Special Economic Commentary                                   3

Performance Summary                                           5

Portfolio Manager's Report                                    6

Investment Portfolio                                          11

Financial Statements                                          14

Notes to Financial Statements                                 18

Financial Highlights                                          26

Report of Independent Accountants                             28

Unaudited Information                                         29




For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

Contents

Photo of: Keith T. Banks


Dear Shareholder:

     I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Stein Roe and Farnham is now part of the Fleet organization.

     In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Steve Hayward, following the same investment principles which attracted you to the fund in the first place.

     Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

     Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

     During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment strategy in good times and in bad.

     When markets struggle, growth stocks have typically been among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives --


                              1 From the President
searching for the highest-quality growth companies available -- is critical to not only survive market declines, but also to position the fund for a market recovery. We believe these key components and the discipline to stay the course are crucial.

     As always, we thank you for choosing Stein Roe Midcap Growth Fund, Class S, and we look forward to serving your investment needs.

     /s/ Keith T. Banks

     Keith T. Banks
     President

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.



Meet the new president

Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Investment Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

                           Special Economic Commentary

Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham, Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the president to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee ("FOMC") flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.


                         3 Special Economic Commentary

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.


The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Average annual total return (%)
Year ended September 30, 2001
                                                        1-Year     Life
-----------------------------------------------------------------------
Stein Roe Midcap Growth Fund, Class S*                 -48.60      0.05
-----------------------------------------------------------------------
S&P MidCap 400 Index                                   -19.00     11.42
-----------------------------------------------------------------------
Morningstar Mid-Cap Growth Category                    -45.64      5.35
-----------------------------------------------------------------------

* The fund commenced operations on 6/30/97.

INVESTMENT COMPARISONS

Value of a $10,000 investment, June 30, 1997 to September 30, 2001 Line Chart:

                    Stein Roe Midcap                         Morningstar Mid-Cap
                    Growth Fund,         S&P MidCap          Growth
                    Class S              400 Index           Category
6/30/1997           10000                10000               10000
                    10470                10990               10791.3
                    10219.8              10976.8             10765.9
1997                10769.6              11608               11533
                    10469.1              11103               10945.8
                    10598.9              11267.4             10861.9
                    10959.3              11704.5             10969.3
                    10908.9              11482.1             10814.3
                    11888.5              12434               11769.4
                    12658.9              12994.8             12345.9
                    12638.6              13231.3             12460.9
                    11999.1              12635.9             11813.6
                    12749.1              12716.8             12288
                    12088.6              12223.3             11650.1
                    9529.49              9948.58             9309.6
1998                10409.1              10877.8             9993.76
                    10639.1              11850.2             10478.2
                    11389.1              12441.6             11262.2
                    12629.4              13944.5             12577.7
                    12639.5              13402.1             12991
                    11479.2              12699.8             12113.7
                    11999.2              13054.1             12915.4
                    12239.2              14084.1             13466.1
                    11939.4              14144.7             13402.5
                    12908.8              14901.4             14413.7
                    12748.8              14584               14328.1
                    12738.6              14083.8             14273
1999                12508                13648.6             14422.5
                    13028.3              14344.7             15576.1
                    14247.8              15097.8             17273.1
                    18024.9              15994.6             20310.9
                    17395.8              15543.5             20011.3
                    21273.3              16631.6             24518.5
                    20998.9              18023.6             23731.7
                    18359.3              17394.6             21502.3
                    16664.8              17177.2             19901.9
                    18389.6              17429.7             22498.5
                    18876.9              17705.1             21679.5
                    19760.3              19682.7             24457.3
2000                19491.6              19546.9             23644.1
                    18125.2              18884.3             21968.9
                    14723.1              17458.5             17980.5
                    15491.7              18794.1             19164
                    16563.7              19213.2             19586
                    14321                18116.1             16774.2
                    12578.1              16770.1             14878.9
                    13869.9              18619.8             16786.5
                    13943.4              19053.7             16817.7
                    13919.7              18977.5             16680.8
                    12907.7              18694.7             15760
                    11993.9              18083.4             14622.2
9/30/2001           10019.5              15829               12481.9


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the fund; it is not available for direct investment. Source:
Liberty Funds Distributor, Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.


                             5 Performance Summary

Fund Commentary

COMMENTARY FROM STEVE HAYWARD, PORTFOLIO MANAGER OF STEIN ROE MIDCAP GROWTH FUND, CLASS S

Investment Objective and Strategy:
Stein Roe Midcap Growth Fund, Class S seeks long-term growth by investing at least 65% of its assets in common stocks of mid-cap companies that the portfolio manager believes have long-term growth potential.

Fund Inception:
June 30, 1997

Net Assets:
$30.2 million


     Results for the Stein Roe Midcap Growth Fund, Class S were disappointing for the fiscal year ended September 30, 2001. The fund produced a total return of negative 48.60%. This trailed the fund's benchmark, the S&P MidCap 400 Index, which declined 19.00% during the same period. Much of the fund's underperformance occurred early in the fiscal year, when it was overweighted in technology relative to the index.
     The disparity between the fund's performance and that of its benchmark was also a product of the fact that the composition of the two differs. The benchmark leans more toward a value style, while the fund is growth-oriented and seeks companies with the potential for 15-20% annual growth. The overall economic picture, which went from sluggish to dismal after the events of September 11, also played a part in performance.

Sluggish economy jolted in September

     An environment of near-zero economic growth, profit disappointments from companies in many sectors and a slowdown in business spending were exacerbated by the events of September 11, which shut down New York equities markets for almost a week. After reopening, the exchanges recorded deep declines, but recovered slightly as the fiscal year closed.
     The slowdown of the last year, led by the tech-heavy Nasdaq which declined about two-thirds from its high above 5,000 in March 2000, eventually spread to other areas of the market. Growth-oriented stocks, in


                          6 Portfolio Manager's Report
particular, were hard hit, as investors began to favor value stocks such as utilities and consumer cyclicals. Consumer confidence and spending, one of the few bright spots previously, began to wane.

     During this time, we reduced our weighting in the technology sector and diversified the portfolio by adding companies with strong growth potential and the ability to benefit during tough economic times. Toward fiscal year-end, we also revisited technology and other stocks that might have been discounted too severely during the year-long market correction.

Consumer stocks suffered late declines

     The consumer cyclical sector showed mixed results during the year before trailing off in September. Kohl's (3.6% of net assets) performed relatively well during the period, but Harley-Davidson and Bed Bath & Beyond (3.6% and 3.0% of net assets, respectively) paled in comparison. We believed this sector would provide some measure of stability if consumer confidence remained relatively strong, but both the sector and consumer confidence were shaken in September.
     Smaller specialty retailers were particularly sensitive to the downturn. Hot Topics (2.6% of net assets), a teen retail chain, and Electronics Boutique (1.2% of net assets), a computer software retailer, were both off significantly in September, as prices for both fell dramatically in the final month of the fiscal year.

Text in Box:
Top 10 Equity Holdings
(% of net assets)
MGIC Investments                    4.9
Harley-Davidson                     3.6
Laboratory Corp. of America         3.6
Kohl's                              3.6
Express Scripts                     3.3
Ambac Financial Group               3.3
Fiserv                              3.1
Bed Bath & Beyond                   3.0
Expeditors International
  Washington                        2.8
Fidelity National Financial         2.8

Travel-related stocks also declined

     After September 11, travel-related stocks were among the market's biggest losers as airlines cut flights and consumers cancelled vacation plans. Stocks held by the fund were no exception: Carnival Corp. (1.0% of net assets) dropped sharply in the immediate aftermath. Four Seasons Hotel (1.1% of net assets) experienced a sharp decline in revenues and bookings during this time, and its price fell from $46.92 to $36.25 in seven calendar days. Steiner Leisure (1.4% of net assets), the world's leading provider of spa services, with a heavy emphasis on cruise ships, declined from $25.60 on September 10 to $16.75 seven days later.

Financial services performed relatively well

     One sector of the economy that performed relatively well was the financial services industry. We purchased Ambac Financial Group (3.3% of net assets), the country's largest municipal insurer, because we believed this company was undervalued. After performing well through July and August, the issue declined sharply when it was disclosed that it had a potentially large liability in the wake of September 11. The company has since rebounded nicely, as it turns out that this potential liability makes up only a small fraction of the company's business.
     We also added Fidelity National Financial (2.8% of net assets) to the portfolio. The largest insurer of property titles in the country, Fidelity seems poised to take advantage of near-term economic conditions. Nine interest rate reductions by the Federal Reserve have helped lower mortgage rates to below 7%, creating a surge in refinancing. Another company, MGIC Investments (4.9% of net assets), the fund's largest holding and the country's largest mortgage insurer, could also benefit in the next year.

Technology holdings reduced

     As we looked to reduce our exposure to the volatile technology sector, we liquidated shares of Novellus Systems, Mercury Interactive and Manugistics.

Uncertain future for the markets

     Fundamentally, the market looks as if it has made many of the corrections that were needed. Valuations have come down drastically, producing opportunities where some stocks have actually been oversold. Earnings forecasts are still dismal for the third and fourth quarters, especially in the still-struggling technology sector. On the bright side, inventories have been reduced dramatically, and technology spending should eventually pick up--sooner or later.
     On a macro level, the tax rebates connected with the 2001 economic relief act should pump some much-needed energy into the economy. The airline industry received a multi-billion dollar bailout package after the September 11 attacks. The Federal Reserve has indicated its willingness to lower interest rates further, while Congress and President Bush negotiate another economic stimulus package, including more tax reductions.
     We believe all of this stimulus will work sooner or later, but other events such as America's response to the attacks and consumer and overseas reaction to any response still need to be played out. The bottom line: the glass is half-full. With economic policy moving in the right direction, we believe consumer spending could resume, barring another major event.

Text in box:
Equity Portfolio Highlights
                                       S&P MidCap
                         Portfolio      400 Index
Number of Holdings          49             400
Dollar Weighted
   Median Market
   Capitalization ($mil)   3,760          2,337

Portfolio Asset Allocation
(% of net assets)

Pie Chart:
Cash Equivalents & Other  0.9
Common Stocks            99.1

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future result. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/01 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

Liberty Midcap Growth Fund. Stein Roe Midcap Growth Fund, Class S is a class of shares of the Liberty Midcap Growth Fund (the "Fund"). The fund also offers class A, class B, class C and class Z shares. Performance information for these share classes is presented in a separate annual report.

An investment in the fund offers the potential for long-term growth, but also involved certain risks, including stock market fluctuations due to economic and business developments. Midcap stocks are more volatile than stocks of larger companies.

Investment Portfolio
September 30, 2001


Common Stocks - 99.1%                                   Shares       Value
CONSUMER DISCRETIONARY PRODUCTS - 32.6%
   Apparel - 5.4%
   Coach, Inc. (a).............................         35,000  $  927,850
   Hot Topic, Inc. (a).........................         35,000     878,500
                                                              ------------
                                                                 1,806,350
                                                              ------------
   Broadcasting & Cable - 7.4%
   Cox Radio, Inc., Class A (a)................         40,000     806,800
   Radio One, Inc., Class D (a)................         35,000     403,900
   Univision Communications, Inc., Class A (a).         25,000     573,750
   USA Networks, Inc. (a)......................         30,000     539,400
   XM Satellite Radio Holdings, Inc., Class A (a)       28,500     149,340
                                                              ------------
                                                                 2,473,190
                                                              ------------
   Computer & Electronics Retail - 1.2%
   Electronics Boutique Holdings Corp. (a).....         15,000     404,250
                                                              ------------

   Department Stores - 3.6%
   Kohl's Corp. (a)............................         25,000   1,200,000
                                                              ------------

   Hotels - 2.1%
   Carnival Corp...............................         15,000     330,300
   Four Seasons Hotels, Inc. ..................         10,000     374,700
                                                              ------------
                                                                   705,000
                                                              ------------
   Motorcycle Manufacturers - 3.6%
   Harley-Davidson, Inc........................         30,000   1,215,000
                                                              ------------

   Publishing & Printing - 1.9%
   Tribune Co..................................         20,000     628,000
                                                              ------------

   Restaurants - 1.0%
   Buca, Inc. (a)..............................         30,000     336,600
                                                              ------------

   Spa Services - 1.4%
   Steiner Leisure Ltd. (a)....................         30,000     480,000
                                                              ------------

   Specialty Stores - 5.0%
   Bed Bath & Beyond, Inc. (a).................         40,000   1,018,400
   Tiffany & Co. ..............................         30,000     649,500
                                                              ------------
                                                                 1,667,900
                                                              ------------
ENERGY - 3.3%
   Oil & Gas Equipment & Services - 1.8%
   BJ Services Co. (a).........................         35,000     622,650
                                                              ------------

   Oil & Gas Exploration & Products - 1.5%
   Devon Energy Corp...........................         15,000     516,000
                                                              ------------


See notes to investment portfolio.

                            11 Investment Portfolio

                                                        Shares       Value
FINANCIALS - 17.3%
   Banks - 4.2%
   Cullen/Frost Bankers, Inc...................         20,000  $  539,000
   Investors Financial Services Corp. .........         15,000     864,600
                                                              ------------
                                                                 1,403,600
                                                              ------------
   Consumer Finance - 1.1%
   Metris Companies, Inc. .....................         15,000     371,250
                                                              ------------

   Diversified Financial Services - 3.3%
   Ambac Financial Group, Inc. ................         20,000   1,094,200
                                                              ------------

   Insurance Broker - 1.0%
   Gallagher (Arthur J.) & Co..................         10,000     338,500
                                                              ------------

   Property & Casualty Insurance - 7.7%
   Fidelity National Financial, Inc. ..........         35,000     941,150
   MGIC Investment Corp. ......................         25,000   1,633,500
                                                              ------------
                                                                 2,574,650
                                                              ------------
HEALTH CARE - 11.5%
   Health Care Distributors & Services - 9.0%
   AmerisourceBergen Corp. (a).................         10,000     709,500
   Express Scripts, Inc. (a)...................         20,000   1,110,000
   Laboratory Corp. of America Holdings (a)....         15,000   1,212,750
                                                              ------------
                                                                 3,032,250
                                                              ------------
   Health Care Facilities - 2.5%
   Health Management Associates, Inc., Class A (a)      40,000     830,400
                                                              ------------

INDUSTRIALS - 23.5%
   Air Freight & Couriers - 2.8%
   Expeditors International Washington, Inc....         20,000     947,000
                                                              ------------

   Data Processing Services - 3.1%
   Fiserv, Inc. (a)............................         30,000   1,023,300
                                                              ------------

   Diversified Commercial Services - 4.2%
   Corporate Executive Board Co. (a)...........         25,000     652,000
   IMS Health, Inc.............................         30,000     751,500
                                                              ------------
                                                                 1,403,500
                                                              ------------
   Electrical Components & Equipment - 3.8%
   Jabil Circuit, Inc. (a).....................         30,000     537,000
   Molex, Inc., Class A........................         30,000     729,000
                                                              ------------
                                                                 1,266,000
                                                              ------------
   Industrial Machinery - 2.5%
   Mettler-Toledo International, Inc. (a)......         20,000     842,800
                                                              ------------

See notes to investment portfolio.

                                                        Shares       Value

   Manufacturers - 2.0%
   Pepsi Bottling Group, Inc...................         15,000  $  691,050
                                                              ------------

   Trading Companies & Distributors - 2.5%
   Fastenal Co.................................         15,000     854,700
                                                              ------------

   Trucking - 2.6%
   C.H. Robinson Worldwide, Inc................         30,000     868,800
                                                              ------------

TECHNOLOGY HARDWARE & EQUIPMENT - 10.8%
   Applications Software - 2.7%
   Electronic Arts, Inc. (a)...................         20,000     913,400
                                                              ------------

   Internet Software & Services - 2.1%
   Hotel Reservations Network, Inc., Class A (a)        25,000     568,500
   Openwave Systems, Inc. (a)..................         10,000     127,500
                                                              ------------
                                                                   696,000
                                                              ------------
   Semiconductors - 6.0%
   Altera Corp. (a)............................         35,000     577,150
   Flextronics International Ltd. (a)..........         20,000     330,800
   Microchip Technology, Inc. (a)..............         20,000     536,000
   TriQuint Semiconductor, Inc. (a)............         35,000     559,650
                                                              ------------
                                                                 2,003,600
                                                              ------------
TELECOMMUNICATION SERVICES - 0.1%
   Diversified Telecommunication Services - 0.1%
   WorldCom, Inc. - MCIGroup...................             75       1,148
   WorldCom, Inc. - WorldComGroup (a)..........          1,884      28,332
                                                              ------------
                                                                    29,480
                                                              ------------
TOTAL COMMON STOCKS
   (cost of $37,269,550).......................                 33,239,420
                                                              ------------

U.S. GOVERNMENT OBLIGATIONS - 0.8%                         Par
   U.S. Treasury Notes, 7.50% 05/15/02
     (cost of $254,725)........................       $250,000     257,773
                                                              ------------

TOTAL INVESTMENTS - 99.9%
   (cost of $37,524,275) (b)...................                 33,497,193
                                                              ------------

Other Asset and Liabilities, Net - 0.1%........                     29,310
                                                              ------------

Net Assets - 100.0%............................                $33,526,503
                                                              ============


Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Cost for federal income tax is $37,855,301.

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2001

Assets
Investments at value (cost of $37,524,275).................    $33,497,193
Receivable for:
   Investments sold........................................         40,299
   Fund shares sold........................................         42,781
   Interest................................................          7,082
   Dividends...............................................          4,945
   Expense reimbursement due from Advisor..................         87,875
                                                              ------------
   Total Assets............................................     33,680,175
                                                              ------------

Liabilities
Payable due to custodian bank..............................         60,878
Payable for:
   Fund shares repurchased.................................          9,242
   Management fee..........................................         26,512
   Administration fee......................................          5,302
   Transfer agent fee......................................          3,950
   Bookkeeping fee.........................................            832
   Audit fee...............................................         22,213
   Reports to shareholders fee.............................         18,038
Other liabilities..........................................          6,705
                                                              ------------
   Total Liabilities.......................................        153,672
                                                              ------------
Net Assets.................................................    $33,526,503
                                                              ============

Composition of Net Assets
Paid in capital............................................    $45,934,055
Accumulated net investment loss............................           (462)
Accumulated net realized loss..............................     (8,380,008)
Net unrealized depreciation on investments.................     (4,027,082)
                                                              ------------
Net Assets.................................................    $33,526,503
                                                              ============

Net asset value and redemption price per
   share - Class A ($695,768/84,817).......................   $       8.20(a)
                                                              ============

Maximum offering price per share -
   Class A ($8.20/0.9425)..................................   $       8.70(b)
                                                              ============

 Net asset value and offering price per share -
   Class B ($2,285,008/280,695)............................   $       8.14(a)
                                                              ============

 Net asset value and offering price per share -
   Class C ($300,426/36,972)...............................   $       8.13(a)
                                                              ============

 Net asset value, redemption and offering price per share -
   Class S ($30,244,767/3,677,535).........................   $       8.22
                                                              ============

 Net asset value, redemption and offering price per share -
   Class Z ($534/65).......................................   $       8.22
                                                              ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                        14 Stein Roe Midcap Growth Fund

Statement of Operations
For the Year Ended September 30, 2001


Investment Income
Dividends..................................                  $    84,930
Interest...................................                       73,010
                                                           -------------
   Total Investment Income (net of foreign taxes
   withheld of $218).......................                      157,940
Expenses
--------
Management fee.............................       $ 368,084
Administration fee.........................          73,617
Distribution fee - Class A.................             511
Distribution fee - Class B.................          13,557
Distribution fee - Class C.................           1,680
Service fee - Class A......................           1,254
Service fee - Class B......................           4,506
Service fee - Class C......................             559
Transfer agent fee.........................         140,099
Bookkeeping fee............................          21,301
Registration fee...........................          93,308
Reports to shareholders fee................          58,080
Custody fee................................           5,709
Other expenses.............................          63,328
                                                 ----------
   Total Expenses..........................         845,593

Fees and expenses waived or borne by Advisor       (215,999)
Fees waived by Distributor - Class A.......            (511)
Custody credits earned.....................          (1,005)
                                                 ----------
   Net Expenses............................                      628,078
                                                           -------------
   Net Investment Loss.....................                     (470,138)
                                                           -------------


Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized loss on investments...........                   (8,326,208)
Net change in unrealized appreciation/depreciation
   on investments..........................                  (23,457,934)
                                                           -------------
   Net Loss................................                  (31,784,142)
                                                           -------------
Decrease in Net Assets from Operations.....                 $(32,254,280)
                                                           =============

See notes to financial statements.

Statement of Changes in Net Assets

                                              Year Ended      Year Ended
                                           September 30,   September 30,
Increase (Decrease) in Net Assets                   2001            2000(a)
                                           -------------   -------------
Operations
Net investment loss.....................    $   (470,138)   $   (563,639)
Net realized gain (loss) on investments.      (8,326,208)     15,189,939
Net change in unrealized appreciation/
   depreciation on investments..........     (23,457,934)      8,847,703
                                           -------------   -------------
    Net Increase (Decrease)
       from Operations..................     (32,254,280)     23,474,003
                                           -------------   -------------
Distributions to Shareholders
From net realized capital gains - Class A        (14,598)           (132)
In excess of net realized capital
   gains - Class A......................             (78)             --
From net realized capital gains - Class B        (39,451)           (132)
In excess of net realized capital
   gains - Class B......................            (210)             --
From net realized capital gains - Class C         (5,018)           (132)
In excess of net realized capital
   gains - Class C......................             (27)             --
From net realized capital gains - Class S     (2,675,205)     (9,226,120)
In excess of net realized capital
   gains - Class S......................         (14,237)             --
From net realized capital gains - Class Z            (43)           (132)
In excess of net realized capital
   gains - Class Z......................              --(b)           --
                                           -------------   -------------
   Total Distributions to Shareholders..      (2,748,867)     (9,226,648)
                                           -------------   -------------
Share Transactions
Subscriptions - Class A.................       5,031,487         160,211
Distributions reinvested - Class A......          12,188             132
Redemptions - Class A...................      (4,216,570)             --
                                           -------------   -------------
   Net Increase - Class A...............         827,105         160,343
                                           -------------   -------------
Subscriptions - Class B.................       3,753,456         193,374
Distributions reinvested - Class B......          37,116             132
Redemptions - Class B...................        (492,866)             --
                                           -------------   -------------
   Net Increase - Class B...............       3,297,706         193,506
                                           -------------   -------------
Subscriptions - Class C.................         458,324          30,469
Distributions reinvested - Class C......           5,045             132
Redemptions - Class C...................         (37,835)             --
                                           -------------   -------------
   Net Increase - Class C...............         425,534          30,601
                                           -------------   -------------
Subscriptions - Class S.................      10,364,021      27,801,328
Distributions reinvested - Class S......       2,556,858       8,740,877
Redemptions - Class S...................     (15,106,305)    (29,369,454)
                                           -------------   -------------
   Net Increase (Decrease) - Class S....      (2,185,426)      7,172,751
                                           -------------   -------------

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.

(b)  Rounds to less than one.


See notes to financial statements.

                                              Year Ended      Year Ended
                                           September 30,   September 30,
Increase (Decrease) in Net Assets                   2001            2000(a)
                                           -------------   -------------
Share Transactions (cont)
Subscriptions - Class Z.................    $         -- $         1,000
Distributions reinvested - Class Z......              43             132
                                           -------------   -------------
   Net Increase - Class Z...............              43           1,132
                                           -------------   -------------
   Net Increase from Share Transactions.       2,364,962       7,558,333
                                           -------------   -------------
   Total Increase (Decrease) in
      Net Assets........................     (32,638,185)     21,805,688
Net Assets
Beginning of period.....................      66,164,688      44,359,000
                                           -------------   -------------
End of period (including accumulated
   net investment loss of $(462)
   and $0, respectively)................    $ 33,526,503    $ 66,164,688
                                           =============   =============

Changes in Shares
Subscriptions - Class A.................         354,218           9,596
Issued for distributions reinvested
   - Class A............................             943               8
Redemptions - Class A...................        (279,948)             --
                                           -------------   -------------
   Net Increase - Class A...............          75,213           9,604
                                           -------------   -------------

Subscriptions - Class B.................         315,296          11,555
Issued for distributions reinvested
   - Class B............................           2,912               8
Redemptions - Class B...................         (49,076)             --
                                           -------------   -------------
   Net Increase - Class B...............         269,132          11,563
                                           -------------   -------------

Subscriptions - Class C.................          38,182           1,834
Issued for distributions reinvested
   - Class C............................             433               8
Redemptions - Class C...................          (3,485)             --
                                           -------------   -------------
   Net Increase - Class C...............          35,130           1,842
                                           -------------   -------------

Subscriptions - Class S.................         770,318       1,537,058
Issued for distributions reinvested
   - Class S............................         197,899         518,650
Redemptions - Class S...................      (1,197,386)     (1,694,885)
                                           -------------   -------------
   Net Increase (Decrease) - Class S....        (229,169)        360,823
                                           -------------   -------------

Subscriptions - Class Z.................              --              55
Issued for distributions reinvested
   - Class Z............................               3               8
                                           -------------   -------------
   Net Increase - Class Z...............               3              63
                                           -------------   -------------

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.


See notes to financial statements.

Notes to Financial Statements
September 30, 2001

Note 1. Organization

     Stein Roe Midcap Growth Fund - Class S and Liberty Midcap Growth Fund -- Class A, Class B, Class C and Class Z (collectively, the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class S and Class Z. Class S shares are offered continuously at net asset value. Class A, Class B and Class C have their own sales charge and each share class has its own expense structure. Please refer to the Fund's prospectus for more information on Class A, Class B, Class C and Class Z shares. The financial highlights for Class A, Class B, Class C and Class Z are presented in a separate annual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.


                        18 Notes to Financial Statements

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and
Financial Highlights

     All income, expenses (other than 12b-1 service fees, Class A, Class B and Class C distribution fees, Class A, Class B, Class C, Class S and Class Z transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

Federal Income Taxes

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realize gains. At September 30, 2001, the Fund had a capital loss carryforward of $927,932 which will expire in 2009.

     Net capital losses of $7,121,049 attributable to security transactions occurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to Shareholders

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements.

                            Increase (Decrease)
------------------------------------------------------------------------
                                   Accumulated               Accumulated
                                Net Investment              Net Realized
Paid In Capital                           Loss                      Loss
------------------------------------------------------------------------

$(484,233)                            $469,676                   $14,557
=========                             ========                   =======

     These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Other

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee

     Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee as follows:

   Average net assets                Annual fee rate
   ------------------                ---------------
   First $500 million                     0.75%
   Next $500 million                      0.70%
   Next $500 million                      0.65%
   Over $1.5 billion                      0.60%

     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration Fee

     The Advisor also provides accounting and other services for a monthly fee as follows:

   Average net assets               Annual fee rate
   ------------------               ---------------
   First $500 million                    0.150%
   Next $500 million                     0.125%
   Next $500 million                     0.100%
   Over $1.5 billion                     0.075%

Bookkeeping Fee

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.22% annually of the average net assets attributable to Class S shares and reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.

     The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A, Class B and Class C net assets. The plan also requires the payment of a distribution fee to the Distributor on Class A, Class B and Class C shares, only. The fee structure for the 12b-1 plan is defined in the Class A, Class B and Class C prospectus.

Expense Limits

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually (1.234% annually for Class S through June 30, 2001) of the Fund's average daily net assets.

Other

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Note 3. Portfolio Information

Investment Activity

     During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $112,330,476 and $112,232,891, respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $ 2,439,525
Gross unrealized depreciation     (6,797,633)
                                 -----------
Net unrealized depreciation      $(4,358,108)
                                 -----------

Other

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
     The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Note 4. Line of Credit

     The Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     During the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $5,876.

                       This page intentionally left blank

Stein Roe Midcap Growth Fund
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows:

                                                                                                                    Period
                                                                                                                     Ended
                                                                                                                 September
                                                                           Year ended September 30,                    30,
Class S Shares                                                   2001         2000         1999         1998          1997(a)
                                                            ---------    ---------    ---------    ---------     ---------
Net Asset Value, Beginning of Period....................    $   16.84    $   12.51    $   10.41    $   10.77       $ 10.00
                                                            ---------    ---------    ---------    ---------     ---------
Income From Investment Operations
Net investment income (loss) (b)........................        (0.11)       (0.16)       (0.10)       (0.07)         0.00(c)
Net realized and unrealized gain (loss) on investments..        (7.83)        7.11         2.20        (0.29)         0.77
                                                            ---------    ---------    ---------    ---------     ---------
   Total from Investment Operations.....................        (7.94)        6.95         2.10        (0.36)         0.77
                                                            ---------    ---------    ---------    ---------     ---------
Less Distributions to Shareholders
From net realized gains.................................        (0.68)       (2.62)          --           --            --
In excess of net realized gains.........................        (0.00)(c)       --           --           --            --
                                                            ---------    ---------    ---------    ---------     ---------
   Total Distributions to Shareholders..................        (0.68)       (2.62)          --           --            --
                                                            ---------    ---------    ---------    ---------     ---------
Net Asset Value, End of Period..........................    $    8.22    $   16.84    $   12.51     $  10.41      $  10.77
                                                            =========    =========    =========    =========     =========
Total return (d)(e).....................................     (48.60)%       55.83%       20.17%      (3.34)%         7.70%(f)
                                                            =========    =========    =========    =========     =========
Ratios to Average Net Assets
Expenses (g)............................................        1.25%        1.25%        1.25%(h)     1.25%         1.25%(i)
Net investment income (loss) (g)........................      (0.93)%      (0.93)%      (0.97)%(h)   (0.64)%         0.02%(i)
Waiver/reimbursement....................................        0.44%        0.12%        0.29%        0.19%         0.49%(i)
Portfolio turnover rate.................................         232%         242%         133%          75%            3%(f)
Net assets at end of period (000's).....................      $30,245      $65,776      $44,359      $49,974       $49,830

(a)  From commencement of operations on June 30, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Less than $(0.01).

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net assets value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.11% as a result of expenses accrued in a prior period. The Fund's gross expense ratio of 1.54% reflects the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(i)  Annualized.


                                  2 page spread

                           26-27 Financial Highlights

Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class S Shareholders of Liberty Midcap Growth Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Liberty Midcap Growth Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion. The financial highlights of the Fund for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2001


                      28 Report of Independent Accountants

Unaudited Information

Results of Special Meetings of Shareholders
     On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had $66,057,445 eligible NAV of shares outstanding. The NAV of shares were voted on the proxy item as follows:

                                                          Authority
Election of eleven Trustees:          For                  Withheld
-------------------------------------------------------------------
Douglas Hacker                        $19,152,967          $630,537
Janet Langford Kelly                   19,356,298           630,537
Richard W. Lowry                       19,192,690           630,537
Salvatore Macera                       19,966,002           630,537
William E. Mayer                       19,192,690           630,537
Charles R. Nelson                      19,356,298           630,537
John J. Neuhauser                      19,334,293           630,537
Joseph R. Palombo                      19,192,690           630,537
Thomas E. Stitzel                      19,334,293           630,537
Thomas C. Theobald                     19,356,298           630,537
Anne-Lee Verville                      19,332,553           630,537

     On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $45,705,611. The votes cast were as follows:

                                                                % of NAV
                                                     Total      to Total
Proposal of new investment                        Outstanding      NAV
advisory agreement:                 NAV               NAV         Voted
-----------------------------------------------------------------------
For                            $24,173,476         52.89%        95.76%
Against                            648,253          1.42%         2.57%
Abstain                            421,765          0.92%         1.67%

2001 Federal Tax Information
     For the fiscal year ended September 30, 2001, the Fund had no long-term gains.


                            29 Unaudited Information

                          Logo: Stein Roe Mutual Funds

                                  One Financial Center
                                 Boston, MA 02111-2621
                                          800-338-2550

                                                        S20-02/454H-0901 (11/01)
                                                                         01/2181